                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

 Date of report (Date of earliest event reported): January 7, 2005
                                                   (January 6, 2005)

                       NATIONAL BEEF PACKING COMPANY, LLC
             (Exact Name of Registrant As Specified in Its Charter)

        Delaware                      333-111407                 48-1129505
(State of incorporation)      (Commission File Number)          (IRS Employer
                                                             Identification No.)

               12200 North Ambassador Drive, Kansas City, MO 64163
              (Address of Principal Executive Office and Zip Code)

        Registrant's telephone number, including area code: (800)449-2333

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a- 12 under the Exchange Act
(17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

     On January 6, 2005 the Company issued a press release announcing further production cutbacks due to continued unfavorable market conditions. A copy of the press release is included as an exhibit hereto and incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits

(c)  EXHIBITS.  The following exhibit is filed herewith:

                99.1    Press Release dated January 6, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     National Beef Packing Company, LLC
Date:  January 7, 2005

                                     By: /s/ Jay D. Nielsen
                                        ----------------------------------------
                                         Jay D. Nielsen, Chief Financial Officer